____________________

                               Hyperdynamics Corp.
                               -------------------
                              ____________________

    This offering consists of $1,500,000 of the Company's 5 Year Convertible
                         Debentures convertible into the
                             Company's Common Stock.

                              ____________________

                             SUBSCRIPTION AGREEMENT

                               ___________________

SUBSCRIPTION  PROCEDURES

     Convertible  Debentures  of  Hyperdynamics  Corp. and it's subsidiaries(the
    ----------------------------------------------------------------------------
"Company") are being offered (the "Debentures"). This offering is being made in accordance with the exemptions from registration provided for under Section 4(2) of the Securities Act of 1933, as amended (the "1933 Act") and Rule 506 of Regulation D promulgated under the 1933 Act.

     In order to purchase Debentures, each subscriber must complete and execute a questionnaire (the "Questionnaire") and a subscription agreement (the "Subscription Agreement"). In addition, the subscriber must make a payment pursuant to the Funds Authorization Distribution Agreement, for the amount being purchased or directly to the Holder. All subscriptions are subject to acceptance by the Company, which shall not occur until the Company has returned the signed Company Signature Page.

          The Questionnaire is designed to enable the Holder to demonstrate the minimum legal requirements under federal and state securities laws to purchase the Debentures. The Signature Page for the Questionnaire and the Subscription Agreement contain representations relating to the subscription and should be reviewed carefully by each subscriber.

     If you are a foreign person or foreign entity, you may be subject to a withholding tax equal to thirty percent (30%) of any dividends paid by the Company. In order to eliminate or reduce such withholding tax you must submit a properly executed I.R.S. Form 4224 (Exemption from Withholding of Tax on Income Effectively Connected with the Conduct of a Trade or Business in the United States) or I.R.S. Form 1001 (Ownership Exemption or Reduced Trade Certificate), claiming exemption from withholding or eligibility for treaty benefits in the form of a lower rate of withholding tax on interest or dividends.

     Payment must be made by wire transfer by Dutchess Private Equities Fund, II, LP (the "Holder") per the wire instructions that will be established. In the event of a termination of the offering or the rejection of a subscription, subscription funds will be returned by the Company without interest or charges.

THE SECURITIES OFFERED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAWS AND ARE BEING OFFERED AND SOLD IN RELIANCE ON EXEMPTIONS FROM THE REGISTRATION REQUIREMENTS OF SUCH LAWS. THE SECURITIES ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER SUCH LAWS PURSUANT TO REGISTRATION OR AN EXEMPTION THEREFROM. THE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY OTHER REGULATORY AUTHORITY, NOR HAVE ANY OF THE FOREGOING AUTHORITIES PASSED UPON OR ENDORSED THE MERITS OF THIS OFFERING OR THE ACCURACY OR ADEQUACY OF THE OFFERING MATERIALS. ANY REPRESENTATION TO THE CONTRARY IS UNLAWFUL.


SUBSCRIPTION  AGREEMENT
-----------------------


To:     Hyperdynamics  Corp.
        --------------------

     This Subscription Agreement is made between Hyperdynamics Corp., a Delaware
                                                 --------------------
corporation, (the "Company"), and the undersigned prospective Holder ("Holder") who is subscribing hereby for the Company's convertible debentures (the "Debentures") on August 12, 2005. This subscription is submitted to you in accordance with and subject to the terms and conditions described in this Subscription Agreement, together with any Exhibits thereto, relating to an offering (the "Offering") of One Million Five Hundred Thousand dollars ($1,500,000) of Debentures. The Offering is limited to accredited Investors and is made in accordance with the exemptions from registration provided for under
Section 4(2) of the 1933 Act and Rule 506 of Regulation D promulgated under the 1933 Act ("Regulation D").

     Whereas, contemporaneously with the execution and delivery of this Agreement, the partiers hereto are executing and delivering a Debenture Registration Rights Agreement, the Debenture Agreement, Security Agreement, the Irrevocable Transfer Agent Agreement, and Warrant Agreement (collectively, the "Transaction Documents").

1.     SUBSCRIPTION.
       ------------

     (a) The closing shall be deemed to have occurred on the date in the preamble of this document (the "Closing Date" or a "Closing"). The Company shall pay ten percent (10%) annual coupon on the unpaid principal amount of this Debenture (the "Debenture") at such times and in such amounts as outlined in the Debenture Agreement.

     (b) Upon receipt by the Company of the requisite payment for the Debentures being purchased, the Debentures so purchased will be forwarded by the Company to the Holder or its broker, as listed on the signature page, and the name of such Holder will be registered on the Debenture transfer books of the Company as the record owner of such Debentures.

     (c) As long as the Holder owns the Debenture, the Holder shall have the right to change the terms for the balance of the Debenture it then holds, to match the terms of any other offering of securities made by the Company.

     (d) The Holders shall fund one million dollars ($1,000,000) upon the initial closing and an additional five hundred thousand dollars ($500,000) simultaneously on the date the registration statement covering this Offering is filed with the United States Securities and Exchange Commission ("SEC"),.


2.     REPRESENTATIONS  AND  WARRANTIES  OF  THE  HOLDER.
       -------------------------------------------------
     The Holder hereby represents and warrants to, and agrees with, the Company as follows:

     (a) The Holder has been furnished with, and has carefully read the applicable form of Debenture Registration Rights Agreement, and the Debenture Agreement and is familiar with and understands the terms of the Offering. With
           ---
respect to tax and other economic considerations involved in his investment, the Holder is not relying on the Company. The Holder has carefully considered and has, to the extent the Holder believes such discussion necessary, discussed with the Holder 's professional legal, tax, accounting and financial advisors the suitability of an investment in the Company, by purchasing the Debentures, for the Holder 's particular tax and financial situation and has determined that the investment being made by the Holder is a suitable investment for the Holder.

     (b) The Holder acknowledges that all documents, records, and books pertaining to this investment which the Holder has requested have been made available for inspection or the Holder has had access thereto.

     (c) The Holder has had a reasonable opportunity to ask questions of and receive answers from a person or persons acting on behalf of the Company concerning the Offering and if such opportunity was taken then all such questions have been answered to the full satisfaction of the Holder.

     (d) The Holder will not sell, or otherwise dispose of the Debentures or the Common Stock issued upon conversion of the Debentures without registration under the 1933 Act or applicable state securities laws or compliance with an exemption therefrom including but not limited to: Rule 144A, 144 (k) (herein after referred to as an "Exemption"). The Debentures have not been registered under the 1933 Act or under the securities laws of any state. Resales of the Common Stock underlying the Debentures or issued in payment of accrued interest on the Debentures are to be registered by the Company pursuant to the terms of the Debenture Registration Rights Agreement incorporated herein and made a part hereof.

     (e) The Holder recognizes that an investment in the Debentures involves substantial risks, including loss of the entire amount of such investment. Further, the Holder has carefully read and considered the schedule entitled Litigation matters attached hereto as Schedule 3(h).

     (f) The Holder acknowledges that each certificate representing the Debentures (and the shares of Common Stock issued upon conversion of the Debentures, unless registered or with an Exemption) or in payment of dividends on the Debentures shall be stamped or otherwise imprinted with a legend substantially in the following form:

THE SECURITIES EVIDENCED BY THIS CERTIFICATE MAY NOT BE OFFERED OR SOLD, TRANSFERRED, PLEDGED, HYPOTHECATED OR OTHERWISE DISPOSED OF EXCEPT (i) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933, AS AMENDED, (ii) TO THE EXTENT APPLICABLE, PURSUANT TO RULE 144 UNDER THE ACT (OR ANY SIMILAR RULE UNDER SUCH ACT RELATING TO THE DISPOSITION OF SECURITIES), OR
(iii)  PURSUANT  TO  AN  AVAILABLE  EXEMPTION  FROM REGISTRATION UNDER SUCH ACT.

     If Holder sends a Notice of Conversion (See Exhibit A attached hereto), and provided a registration statement under the Securities Act of 1933 that is in effect as to the sale, then in such event the Company shall have its transfer agent send Holder the appropriate number of shares of Common Stock without restrictive legends and the Company is not subject to stop transfer instructions.

     (g) If this Subscription Agreement is executed and delivered on behalf of a corporation: (i) such corporation has the full legal right and power and all authority and approval required (a) to execute and deliver, or authorize execution and delivery of this Subscription Agreement and all other instruments (including, without limitation, the Debenture Registration Rights Agreement, Irrevocable Transfer Agent Agreement, Security Agreement, Warrant Agreement and Debenture Agreements) executed and delivered by or on behalf of such corporation in connection with the purchase of the Debentures and (b) to purchase and hold the Debentures; and (ii) the signature of the party signing on behalf of such corporation is binding upon such corporation.

     (h) The Holder is not subscribing for the Debentures as a result of, or pursuant to, any advertisement, article, notice or other communication published in any newspaper, magazine or similar media or broadcast over television or radio or presented at any seminar or meeting.

      (i) The Holder is purchasing the Debentures for its own account for investment, and not with a view toward the resale or distribution thereof, except pursuant to sales registered or exempted from registration under the 1933 Act. The Holder has not offered or sold any portion of the Debentures being acquired nor does the Holder have any present intention of dividing the Debentures with others or of selling, distributing or otherwise disposing of any portion of the Debentures either currently or after the passage of a fixed or determinable period of time or upon the occurrence or non-occurrence of any predetermined event or circumstance in violation of the 1933 Act provided, however, that by making the representations herein, Holder does not agree to hold any of the Debentures for any minimum or other specific term and reserves the right to dispose of the Debentures at any time in accordance with or pursuant to a registration statement or an exemption under the 1933 Act. Holder is neither an underwriter of, nor a dealer in, the Debentures or the Common Stock issuable upon conversion thereof or upon the payment of dividends thereon and is not participating in the distribution or resale of the Debentures or the Common Stock issuable upon conversion or exercise thereof.

     (j) The Holder or the Holder's representatives, as the case may be, has such knowledge and experience in financial, tax and business matters so as to enable the Holder to utilize the information made available to the Holder in connection with the Offering to evaluate the merits and risks of an investment in the Debentures and to make an informed investment decision with respect thereto.

3.     REPRESENTATIONS  AND  WARRANTIES  OF  THE  COMPANY.
       --------------------------------------------------

     Except as set forth in the Schedules attached hereto, the Company represents and warrants to the Holder that:

     a.     Organization  and Qualification.  The Company and its "SUBSIDIARIES"
            -------------------------------
(which for purposes of this Subscription Agreement means any entity in which the Company, directly or indirectly, owns capital stock or holds an equity or similar interest) (a complete list of which is set forth in Schedule 3(a)) are corporations duly organized and validly existing in good standing under the laws of the respective jurisdictions of their incorporation, and have the requisite corporate power and authorization to own their properties and to carry on their business as now being conducted. Both the Company and its Subsidiaries are duly qualified to do business and are in good standing in every jurisdiction in which their ownership of property or the nature of the business conducted by them makes such qualification necessary, except to the extent that the failure to be so qualified or be in good standing would not have a Material Adverse Effect. As used in this Subscription Agreement, "MATERIAL ADVERSE EFFECT" means any material adverse effect on the business, properties, assets, operations, results of operations, financial condition or prospects of the Company and its Subsidiaries, if any, taken as a whole, or on the transactions contemplated hereby or by the agreements and instruments to be entered into in connection herewith, or on the authority or ability of the Company to perform its obligations under the Transaction Documents (as defined in Section 3(b)below).

     b.     Authorization;  Enforcement; Compliance with Other Instruments.  (i)
            --------------------------------------------------------------
The Company has the requisite corporate power and authority to enter into and perform this Subscription Agreement, the Debenture Registration Rights Agreement, Warrant Agreement, Security Agreement, Stock Transfer Agent Agreement and the Debenture Agreement, and each of the other agreements entered into by the parties hereto in connection with the transactions contemplated by this Subscription Agreement (collectively, the "TRANSACTION DOCUMENTS"), and to issue the Debentures in accordance with the terms hereof and thereof, (ii) the execution and delivery of the Transaction Documents by the Company and the consummation by it of the transactions contemplated hereby and thereby, including without limitation the reservation for issuance and the issuance of the Debentures pursuant to this Subscription Agreement, have been duly and validly authorized by the Company's Board of Directors and no further consent or authorization is required by the Company, its Board of Directors, or its shareholders, (iii) the Transaction Documents have been duly and validly executed and delivered by the Company, and (iv) the Transaction Documents constitute the valid and binding obligations of the Company enforceable against the Company in accordance with their terms, except as such enforceability may be limited by general principles of equity or applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to, or affecting generally, the enforcement of creditors' rights and remedies.

     c.     Capitalization.  As of the date hereof, the authorized capital stock
            --------------
of the Company consists of 250,000,000 shares of Common Stock authorized, of which as of the date hereof, approximately 42,059,683 shares are issued and outstanding, All of such outstanding shares have been, or upon issuance will be, validly issued and are fully paid and nonassessable. Except as disclosed in
Schedule 3(c) which is attached hereto and made a part hereof, (i) no shares of the Company's capital stock are subject to preemptive rights or any other similar rights or any liens or encumbrances suffered or permitted by the Company, (ii) there are no outstanding debt securities, (iii) there are no outstanding shares of capital stock, options, warrants, scrip, rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities or rights convertible into, any shares of capital stock of the Company or any of its Subsidiaries, or contracts, commitments, understandings or arrangements by which the Company or any of its Subsidiaries is or may become bound to issue additional shares of capital stock of the Company or any of its Subsidiaries or options, warrants, scrip, rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities or rights convertible into, any shares of capital stock of the Company or any of its Subsidiaries, (iv) there are no agreements or arrangements under which the Company or any of its Subsidiaries is obligated to register the sale of any of their securities under the 1933 Act (except the Debenture Registration Rights Agreement), (v) there are no outstanding securities of the Company or any of its Subsidiaries which contain any redemption or similar provisions, and there are no contracts, commitments, understandings or arrangements by which the Company or any of its Subsidiaries is or may become bound to redeem a security of the Company or any of its Subsidiaries, (vi) there are no securities or instruments containing anti-dilution or similar provisions that will be triggered by the issuance of the Securities as described in this Subscription Agreement, (vii) the Company does not have any stock appreciation rights or "phantom stock" plans or agreements or any similar plan or agreement and (viii) there is no dispute as to the class of any shares of the Company's capital stock. The Company has furnished to the Holder, or the Holder has had access through EDGAR to, true and correct copies of the Company's Articles of Incorporation, as in effect on the date hereof (the "ARTICLES OF INCORPORATION"), and the Company's By-laws, as in effect on the date hereof (the "BY-LAWS '), and the terms of all securities convertible into or exercisable for Common Stock and the material rights of the Holder thereof in respect thereto.

     d.     Issuance  of  Debentures.     A  sufficient  number  of  Debentures
            ------------------------
issuable pursuant to this Subscription Agreement, but not more than 4.99% of the shares of Common Stock outstanding as of the date hereof (if the Company becomes listed on Nasdaq or the American Stock Exchange), has been duly authorized and reserved for issuance pursuant to this Subscription Agreement. Upon issuance in accordance with this Subscription Agreement, the Debentures will be validly issued, fully paid and nonassessable and free from all taxes, liens and charges with respect to the issue thereof. In the event the Company cannot register a sufficient number of shares of Common Stock, due to the remaining number of authorized shares of Common Stock being insufficient, the Company will use its best efforts to register the maximum number of shares it can based on the remaining balance of authorized shares and will use its best efforts to increase the number of its authorized shares as soon as reasonably practicable.

     e.     No  Conflicts.  The  execution,  delivery  and  performance  of  the
            -------------
Transaction Documents by the Company and the consummation by the Company of the transactions contemplated hereby and thereby will not (i) result in a violation of the Articles of Incorporation, any Certificate of Designations, Preferences and Rights of any outstanding series of preferred stock of the Company or the By-laws or (ii) conflict with, or constitute a material default (or an event which with notice or lapse of time or both would become a material default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any material agreement, contract, indenture mortgage, indebtedness or instrument to which the Company or any of its Subsidiaries is a party, or result in a violation of any law, rule, regulation, order, judgment or decree, including United States federal and state securities laws and regulations and the rules and regulations of the principal securities exchange or trading market on which the Common Stock is traded or listed (the "Principal Market"), applicable to the Company or any of its Subsidiaries or by which any property or asset of the Company or any of its Subsidiaries is bound or affected. Except as disclosed in Schedule 3(e), neither the Company nor its Subsidiaries is in violation of any term of, or in default under, the Articles of Incorporation, any Certificate of Designations, Preferences and Rights of any outstanding series of preferred stock of the Company or the By-laws or their organizational charter or by-laws, respectively, or any contract, agreement, mortgage, indebtedness, indenture, instrument, judgment, decree or order or any statute, rule or regulation applicable to the Company or its Subsidiaries, except for possible conflicts, defaults, terminations, amendments, accelerations, cancellations and violations that would not individually or in the aggregate have a Material Adverse Effect. The business of the Company and its Subsidiaries is not being conducted, and shall not be conducted, in violation of any law, statute, ordinance, rule, order or regulation of any governmental authority or agency, regulatory or self-regulatory agency, or court, except for possible violations the sanctions for which either individually or in the aggregate would not have a Material Adverse Effect. Except as specifically contemplated by this Subscription Agreement and as required under the 1933 Act, the Company is not required to obtain any consent, authorization, permit or order of, or make any filing or registration (except the filing of a registration statement) with, any court, governmental authority or agency, regulatory or self-regulatory agency or other third party in order for it to execute, deliver or perform any of its obligations under, or contemplated by, the Transaction Documents in accordance with the terms hereof or thereof. All consents, authorizations, permits, orders, filings and registrations which the Company is required to obtain pursuant to the preceding sentence have been obtained or effected on or prior to the date hereof and are in full force and effect as of the date hereof. Except as disclosed in Schedule 3(e), the Company and its Subsidiaries are unaware of any facts or circumstances which might give rise to any of the foregoing. The Company is not, and will not be, in violation of the listing requirements of the Principal Market as in effect on the date hereof and on each of the Closing Dates and is not aware of any facts which would reasonably lead to delisting of the Common Stock by the Principal Market in the foreseeable future.

     f.     SEC  Documents;  Financial  Statements.  Since  the date hereof, the
            --------------------------------------
Company has filed all reports, schedules, forms, statements and other documents required to be filed by it with the Securities and Exchange Commission ("SEC") pursuant to the reporting requirements of the Securities and Exchange Act of 1934 ("1934 Act") (all of the foregoing filed prior to the date hereof and all exhibits included therein and financial statements and schedules thereto and documents incorporated by reference therein being hereinafter referred to as the "SEC DOCUMENTS"). The Company has delivered to the Holder or its representatives, or they have had access through EDGAR, to true and complete copies of the SEC Documents. As of their respective dates, the SEC Documents complied in all material respects with the requirements of the 1934 Act and the rules and regulations of the SEC promulgated thereunder applicable to the SEC Documents, and none of the SEC Documents, at the time they were filed with the SEC, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. As of their respective dates, the financial statements of the Company included in the SEC Documents complied as to form in all material respects with applicable accounting requirements and the published rules and regulations of the SEC with respect thereto. Such financial statements have been prepared in accordance with generally accepted accounting principles, consistently applied, during the periods involved (except (i) as may be otherwise indicated in such financial statements or the notes thereto, or (ii) in the case of unaudited interim statements, to the extent they may exclude footnotes or may be condensed or summary statements) and fairly present in all material respects the financial position of the Company as of the dates thereof and the results of its operations and cash flows for the periods then ended (subject, in the case of unaudited statements, to normal year-end audit adjustments). No other written information provided by or on behalf of the Company to the Holder which is not included in the SEC Documents, including, without limitation, information referred to in Section 3(d) of this Subscription Agreement, contains any untrue statement of a material fact or omits to state any material fact necessary to make the statements therein, in the light of the circumstance under which they are or were made, not misleading.

     g.     Absence of Certain Changes.  Except as disclosed in Schedule 3(g) or
            --------------------------
the SEC Documents filed at least five (5) days prior to the date hereof, there has been no change or development in the business, properties, assets, operations, financial condition, results of operations or prospects of the Company or its Subsidiaries which has had or reasonably could have a Material
Adverse Effect, except as to litigation in connection with USOil, and events unfolding in the Republic of Guinea elated to the Production Sharing Agreement between Guinea and USOil. The Company has not taken any steps, and does not currently expect to take any steps, to seek protection pursuant to any bankruptcy law nor does the Company or its Subsidiaries have any knowledge or reason to believe that its creditors intend to initiate involuntary bankruptcy proceedings
     h.     Absence  of  Litigation.  Except  as  set forth in the Company's SEC
            -----------------------
filings, there is no action, suit, proceeding, inquiry or investigation before or by any court, public board, government agency, self-regulatory organization or body pending or, to the knowledge of the executive officers of Company or any of its Subsidiaries, threatened against or affecting the Company, the Common Stock or any of the Company's Subsidiaries or any of the Company's or the Company's Subsidiaries' officers or directors in their capacities as such, in which an adverse decision could have a Material Adverse Effect, except litigation in connection with USOil, and possible legal proceedings regarding events unfolding in the Republic of Guinea related to the Production and Sharing Agreement between Guinea and USOil.


     i.     Acknowledgment  Regarding  the  Purchase of Debentures.  The Company
            ------------------------------------------------------
acknowledges and agrees that the Holder is acting solely in the capacity of an arm's length investor with respect to the Transaction Documents and the transactions contemplated hereby and thereby. The Company further acknowledges that the Holder is not acting as a financial advisor or fiduciary of the Company (or in any similar capacity) with respect to the Transaction Documents and the transactions contemplated hereby and thereby and any advice given by the Holder or any of its respective representatives or agents in connection with the Transaction Documents and the transactions contemplated hereby and thereby is merely incidental to the Holder's purchase of the Debentures. The Company further represents to the Holder that the Company's decision to enter into the Transaction Documents has been based solely on the independent evaluation by the Company and its representatives.

     j.     Intentionally  omitted.

     k.     Employee Relations.  Neither the Company nor any of its Subsidiaries
            ------------------
is involved in any union labor dispute nor, to the knowledge of the Company or any of its Subsidiaries, is any such dispute threatened. Neither the Company nor any of its Subsidiaries is a party to a collective bargaining agreement, and the Company and its Subsidiaries believe that relations with their employees are good. No executive officer (as defined in Rule 501(f) of the 1933 Act) has notified the Company that such officer intends to leave the Company's employ or otherwise terminate such officer's employment with the Company.

     l.     Intellectual  Property  Rights.  All  patents,  patent applications,
            ------------------------------
trademark registrations and applications for trademark registration held by the Company are owned free and clear of all mortgages, liens, charges or encumbrances whatsoever. No licenses have been granted with respect to these items and the Company and its Subsidiaries do not have any knowledge of any infringement by the Company or its Subsidiaries of trademark, trade name rights, patents, patent rights, copyrights, inventions, licenses, service names, service marks, service mark registrations, trade secret or other similar rights of others, and, except as set forth on Schedule 3(l), there is no claim, action or proceeding being made or brought against, or to the Company's knowledge, being threatened against, the Company or its Subsidiaries regarding trademark, trade name, patents, patent rights, invention, copyright, license, service names, service marks, service mark registrations, trade secret or other infringement; and the Company and its Subsidiaries are unaware of any facts or circumstances which might give rise to any of the foregoing. The Company and its Subsidiaries have taken reasonable security measures to protect the secrecy, confidentiality and value of all of their intellectual properties.

     m.     Environmental  Laws.  The  Company  and  its Subsidiaries (i) are in
            -------------------
compliance with any and all applicable foreign, federal, state and local laws and regulations relating to the protection of human health and safety, the environment or hazardous or toxic substances or wastes, pollutants or contaminants ("ENVIRONMENTAL LAWS"), (ii) have received all permits, licenses or other approvals required of them under applicable Environmental Laws to conduct their respective businesses and (iii) are in compliance with all terms and conditions of any such permit, license or approval where, in each of the three foregoing cases, the failure to so comply would have, individually or in the aggregate, a Material Adverse Effect.

     n.     Title.  The  Company  and  its Subsidiaries have good and marketable
            -----
title in fee simple to all real property and good and marketable title to all personal property owned by them which is material to the business of the Company and its Subsidiaries, in each case free and clear of all liens, encumbrances and defects except such as are described in Schedule 3(n) or such as do not materially affect the value of such property and do not interfere with the use made and proposed to be made of such property by the Company or any of its Subsidiaries. Any real property and facilities held under lease by the Company or any of its Subsidiaries are held by them under valid, subsisting and enforceable leases with such exceptions as are not material and do not interfere with the use made and proposed to be made of such property and buildings by the Company and its Subsidiaries.

     o.     Insurance.  The  Company and each of its Subsidiaries are insured by
            ---------
insurers of recognized financial responsibility against such losses and risks and in such amounts as management of the Company believes to be prudent and customary in the businesses in which the Company and its Subsidiaries are engaged. Neither the Company nor any such Subsidiary has been refused any insurance coverage sought or applied for and neither the Company nor any such Subsidiary has any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business at a cost that would not have a Material Adverse Effect.

     p.     Regulatory  Permits.  The  Company and its Subsidiaries have in full
            -------------------
force and effect all certificates, approvals, authorizations and permits from the appropriate federal, state, local or foreign regulatory authorities and comparable foreign regulatory agencies, necessary to own, lease or operate their respective properties and assets and conduct their respective businesses, and neither the Company nor any such Subsidiary has received any notice of proceedings relating to the revocation or modification of any such certificate, approval, authorization or permit, except for such certificates, approvals, authorizations or permits which if not obtained, or such revocations or modifications which, would not have a Material Adverse Effect.

     q.     Internal  Accounting  Controls.  The  Company  and  each  of  its
            ------------------------------
Subsidiaries maintain a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management's general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain asset accountability, (iii) access to assets is permitted only in accordance with management's general or specific authorization and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

     r.     No  Materially  Adverse Contracts, Etc.  Neither the Company nor any
            --------------------------------------
of its Subsidiaries is subject to any charter, corporate or other legal restriction, or any judgment, decree, order, rule or regulation which in the judgment of the Company's officers has or is expected in the future to have a Material Adverse Effect. Neither the Company nor any of its Subsidiaries is a party to any contract or agreement which in the judgment of the Company's officers has or is expected to have a Material Adverse Effect.

     s.     Tax  Status.  The  Company's  consolidated  2004  federal income tax
            -----------
return, the Company and each of its Subsidiaries has made or filed all United States federal and state income and all other tax returns, reports and declarations required by any jurisdiction to which it is subject (unless and only to the extent that the Company and each of its Subsidiaries has set aside on its books provisions reasonably adequate for the payment of all unpaid and unreported taxes) and has paid all taxes and other governmental assessments and charges that are material in amount, shown or determined to be due on such returns, reports and declarations, except those being contested in good faith and has set aside on its books provision reasonably adequate for the payment of all taxes for periods subsequent to the periods to which such returns, reports or declarations apply. There are no unpaid taxes in any material amount claimed to be due by the taxing authority of any jurisdiction, and the officers of the Company know of no basis for any such claim.

     t.     Certain  Transactions.  Except  as  set  forth  in the SEC Documents
            ---------------------
filed at least ten days prior to the date hereof and except for arm's length transactions pursuant to which the Company makes payments in the ordinary course of business upon terms no less favorable than the Company could obtain from third parties and other than the grant of stock options disclosed on Schedule 3(c), none of the officers, directors, or employees of the Company is presently a party to any transaction with the Company or any of its Subsidiaries (other than for services as employees, officers and directors), including any contract, agreement or other arrangement providing for the furnishing of services to or by, providing for rental of real or personal property to or from, or otherwise requiring payments to or from any officer, director or such employee or, to the knowledge of the Company, any corporation, partnership, trust or other entity in which any officer, director, or any such employee has a substantial interest or is an officer, director, trustee or partner.

     u.     Dilutive  Effect.  The Company understands and acknowledges that the
            ----------------
number of shares of Common Stock issuable upon purchases pursuant to this Subscription Agreement will increase in certain circumstances including, but not necessarily limited to, the circumstance wherein the trading price of the Common Stock declines following the effective date of the registration statement covering the Common Stock underlying the Debentures (the "Effective Date"). The Company's executive officers and directors have studied and fully understand the nature of the transactions contemplated by this Subscription Agreement and recognize that they have a potential dilutive effect. The board of directors of the Company has concluded, in its good faith business judgment that such issuance is in the best interests of the Company. The Company specifically acknowledges that, subject to such limitations as are expressly set forth in the Transaction Documents, its obligation to issue shares of Common Stock upon purchases pursuant to this Subscription Agreement is absolute and unconditional regardless of the dilutive effect that such issuance may have on the ownership interests of other shareholders of the Company.

     v.   Additional Financings. The Company shall not, directly nor indirectly,
          ---------------------
without the prior written consent of Holder, offer, sell, grant any option to purchase, or otherwise dispose of (or announce any offer, sale, grant or any option to purchase or other disposition) any of its Common Stock or securities convertible into Common Stock, or file any registration statement, including those on Form S-8, for any securities (a "SUBSEQUENT FINANCING") for a period of 360 (three hundred and sixty ) days after the Effective Date. ("Lock Up Period")

During the twelve (12) month period following Closing, or if there is any outstanding balance on the Debentures, the Holder shall retain a first right of refusal for any additional financings. The Company must submit to the Holder a duly authorized term sheet of the financing and the Holder may elect, in writing within five (5) days, to exercise its right to finance the Company upon the same terms and conditions. In the event the Holder chooses not to complete such financing, the Company may proceed with the proposed third-party financing on the same terms and conditions as contained in the notice to Holder. The Company will file within three (3) business days any necessary documentation required by the SEC to reflect the Holder's new position.

Upon receipt by the Company of an aggregate amount of one million ($1,000,000) in financing ("Threshold Amount") from Holder or another source, including exercise of any existing Warrants , the Company shall pay back one hundred percent (100%) of the amount above the Threshold Amount to the Redemption of the Debenture. The payment shall be made regardless of whether a Payment is due at the time the Company reach the Threshold Amount, and for each financing.


4.     COVENANTS  OF  THE  COMPANY
       ---------------------------

     a.     Best  Efforts.  The  Company  shall  use  its best efforts timely to
            -------------
satisfy each of the conditions to be satisfied by it as provided in this Subscription Agreement.

     b.     Blue Sky.  The Company shall, at its sole cost and expense, make all
            --------
filings and reports relating to the offer and sale of the Debentures and the Common Stock underlying the Debentures as required under the applicable securities or "Blue Sky" laws of such states of the United States as specified by the Holder.

     c.     Reporting Status.  Until the earlier of (i) the date that the Holder
            ----------------
may sell all of the Common Stock underlying the shares acquired pursuant to this Subscription Agreement without restriction pursuant to Rule 144(k) promulgated under the 1933 Act (or successor thereto), or (ii) the date on which the Holder shall have sold all the Common Stock underlying the Debentures, the Company shall file all reports required to be filed with the SEC pursuant to the 1934 Act, and the Company shall not terminate its status as a reporting company under the 1934 Act.

     d.     Use  of Proceeds.     The Company shall use the entire proceeds from
            ----------------
this Debenture exclusively to further the growth and interest of the Company, specifically for the development of a) Oil production and drilling in the United States of America or b) the Oil, Gas and Mineral leases including but not limited to the Company's interest in the following collateralized leases dated October 1st, 2004 with: Katherine Breland Kelly of Jena, Louisiana for Section 8, Township 6 North, Range 3 East, the north one-half of the Northwest quarter less four acres, comprising of sixteen (16) acres, more or less ANDthe
                                                                          ---
development of the Oil, Gas and Mineral lease dated October 13, 2004 with Willard J. Norris and Shirley L Norris of Jena, Louisiana for Section 8, Township 6 North, Range 3 East, the southeast quarter of the northwest quarter including Lot 23B, and 23A; . Any other use of the funds contemplated herein, shall be considered a breach of contract and an event of Default.

     e.     Conditions  to  Closing,The  Company  shall  sign  the  Transaction
            ------------------------
Documents  with  Dutchess  Private  Equities  Fund,  II,  L.P.

     f.     Financial  Information.  The Company agrees to make available to the
            ----------------------
Holder via EDGAR or other electronic means the following: (i) within five (5) business days after the filing thereof with the SEC, a copy of its Annual Reports on Form 10-KSB, its Quarterly Reports on Form 10-QSB, any Current Reports on Form 8-K and any Registration Statements or amendments filed pursuant to the 1933 Act; (ii) on the same day as the release thereof, facsimile copies of all press releases issued by the Company or any of its Subsidiaries, (iii) copies of any notices and other information made available or given to the shareholders of the Company generally, contemporaneously with the making available or giving thereof to the shareholders and (iv) within two (2) calendar days of filing or delivery thereof, copies of all documents filed with, and all correspondence sent to, the Principal Market, any securities exchange or market, or the National Association of Securities Dealers, Inc.

     g.     Reservation of Common Stock.  Subject to the following sentence, the
            ---------------------------
Company shall take all action necessary to at all times have authorized, and reserved for the purpose of issuance, a sufficient number of shares of Common Stock to provide for the issuance of the Common Stock underlying the Debentures. In the event that the Company determines that it does not have a sufficient number of authorized shares of Common Stock to reserve and keep available for issuance, the Company shall use its best efforts to increase the number of authorized shares of Common Stock by seeking shareholder approval for the authorization of such additional shares. The Holder shall have the right to determine the amount of shares to be re-registered to satisfy the terms of the Agreement. Such amount must be usual or customary.

     h.     Listing.  The  Company  shall  promptly secure the listing of all of
            -------
the Common Stock underlying the Debentures upon the Principal Market and each other national securities exchange and automated quotation system, if any, upon which shares of Common Stock are then listed (subject to official notice of issuance) and shall maintain, such listing. The Company shall maintain the Common Stock's authorization for quotation on the Principal Market, unless the Holder and the Company agree otherwise. Neither the Company nor any of its Subsidiaries shall take any action which would be reasonably expected to result in the delisting or suspension of the Common Stock on the Principal Market (excluding suspensions of not more than one trading day resulting from business announcements by the Company). The Company shall promptly provide to the Holder copies of any notices it receives from the Principal Market regarding the continued eligibility of the Common Stock for listing on such automated quotation system or securities exchange. The Company shall pay all fees and expenses in connection with satisfying its obligations under this Section.

     i.     Transactions  With  Affiliates.  The  Company  shall  not, and shall
            ------------------------------
cause each of its Subsidiaries not to, enter into, amend, modify or supplement, or permit any Subsidiary to enter into, amend, modify or supplement, any agreement, transaction, commitment or arrangement with any of its or any Subsidiary's officers, directors, persons who were officers or directors at any time during the previous two years, shareholders who beneficially own five percent (5%) or more of the Common Stock, or affiliates or with any individual related by blood, marriage or adoption to any such individual or with any entity in which any such entity or individual owns a five percent (5%) or more beneficial interest (each a "RELATED PARTY") during the Lock Up Period; except for (i) customary employment arrangements and benefit programs on reasonable terms (including changes currently under discussion with the Company's Board of Directors concerning the compensation, to be payable in stock, of the Chairman of the Board), (ii) any agreement, transaction, commitment or arrangement on an arms-length basis on terms no less favorable than terms which would have been obtainable from a person other than such Related Party, or (iii) any agreement, transaction, commitment or arrangement which is approved by a majority of the disinterested directors of the Company. For purposes hereof, any director who is also an officer of the Company or any Subsidiary of the Company shall not be a disinterested director with respect to any such agreement, transaction, commitment or arrangement. "AFFILIATE" for purposes hereof means, with respect to any person or entity, another person or entity that, directly or indirectly,
(i)  has  a  five percent (5%) or more equity interest in that person or entity,
(ii)  has five percent (5%) or more common ownership with that person or entity,
(iii) Controls that person or entity, or (iv) shares common control with that person or entity. "CONTROL" or "CONTROLS" for purposes hereof means that a person or entity has the power, direct or indirect, to conduct or govern the policies of another person or entity.

     j.     Corporate  Existence.  The  Company  shall  use  its  commercially
            --------------------
reasonable best efforts to preserve and continue the corporate existence of the Company.

     k.     Notice  of Certain Events Affecting Registration.  The Company shall
            ------------------------------------------------
promptly notify Holder upon the occurrence of any of the following events in respect of a registration statement or related prospectus covering the Common Stock underlying the Debentures: (i) receipt of any request for additional information by the SEC or any other federal or state governmental authority during the period of effectiveness of the registration statement for amendments or supplements to the registration statement or related prospectus; (ii) the issuance by the SEC or any other federal or state governmental authority of any stop order suspending the effectiveness of any registration statement or the initiation of any proceedings for that purpose; (iii) receipt of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Common Stock underlying the Debentures for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose; (iv) the happening of any event that makes any statement made in such registration statement or related prospectus or any document incorporated or deemed to be incorporated therein by reference untrue in any material respect or that requires the making of any changes in the registration statement, related prospectus or documents so that, in the case of a registration statement, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and that in the case of the related prospectus, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; and (v) the Company's reasonable determination that a post-effective amendment to the registration statement would be appropriate, and the Company shall promptly make available to Holder any such supplement or amendment to the related prospectus.

     l.  Indemnification.  In  consideration  of  the  Holder's  execution  and
         ----------------
delivery of the this Agreement and the Debenture Registration Rights Agreement and acquiring the Debentures hereunder and in addition to all of the Company's other obligations under the Transaction Documents, the Company shall defend, protect, indemnify and hold harmless the Holder and all of their shareholders, officers, directors, employees and direct or indirect investors and any of the foregoing person's agents or other representatives (including, without limitation, those retained in connection with the transactions contemplated by this Agreement) (collectively, the "Indemnitees") from and against any and all actions, causes of action, suits, claims, losses, costs, penalties, fees, liabilities and damages, and expenses in connection therewith (irrespective of whether any such Indemnitee is a party to the action for which indemnification hereunder is sought), and including reasonable attorneys' fees and disbursements (the "Indemnified Liabilities"), incurred by any Indemnitee as a result of, or arising out of, or relating to (i) any misrepresentation or breach of any representation or warranty made by the Company in the Transaction Documents or any other certificate, instrument or document contemplated hereby or thereby,
(ii) any breach of any covenant, agreement or obligation of the Company contained in the Transaction Documents or any other certificate, instrument or document contemplated hereby or thereby, (iii) any cause of action, suit or claim brought or made against such Indemnitee by a third party and arising out of or resulting from the execution, delivery, performance or enforcement of the Transaction Documents or any other certificate, instrument or document contemplated hereby or thereby, (iv) any transaction financed or to be financed in whole or in part, directly or indirectly, with the proceeds of the issuance of the Debentures or (v) the status of the Holder as an investor in the Company, except insofar as any such untrue statement, alleged untrue statement, omission or alleged omission is made in reliance upon and in conformity with written information furnished to the Company by the Holder which is specifically intended by the Holder for use in the preparation of any such Registration Statement, preliminary prospectus or prospectus. To the extent that the foregoing undertaking by the Company may be unenforceable for any reason, the Company shall make the maximum contribution to the payment and satisfaction of each of the Indemnified Liabilities which is permissible under applicable law. The indemnity provisions contained herein shall be in addition to any cause of action or similar rights the Holder may have, and any liabilities to which the Holder may be subject.

     m.     Reimbursement.  If  (i)  Holder,  other  than by reason of its gross
            -------------
negligence or willful misconduct, becomes involved in any capacity in any action, proceeding or investigation brought by any shareholder of the Company, in connection with or as a result of the consummation of the transactions contemplated by the Transaction Documents, or if Holder is impleaded in any such action, proceeding or investigation by any person, or (ii) Holder, other than by reason of its gross negligence or willful misconduct or by reason of its trading of the Common Stock in a manner that is illegal under the federal securities laws, becomes involved in any capacity in any action, proceeding or investigation brought by the SEC against or involving the Company or in connection with or as a result of the consummation of the transactions contemplated by the Transaction Documents, or if Holder is impleaded in any such action, proceeding or investigation by any person, then in any such case, the Company will reimburse Holder for its reasonable legal and other expenses (including the cost of any investigation and preparation) incurred in connection therewith, as such expenses are incurred. In addition, other than with respect to any matter in which Holder is a named party, the Company will pay to Holder the charges, as reasonably determined by Holder, for the time of any officers or employees of Holder devoted to appearing and preparing to appear as witnesses, assisting in preparation for hearings, trials or pretrial matters, or otherwise with respect to inquiries, hearing, trials, and other proceedings relating to the subject matter of this Subscription Agreement. The reimbursement obligations of the Company under this section shall be in addition to any liability which the Company may otherwise have, shall extend upon the same terms and conditions to any affiliates of Holder that are actually named in such action, proceeding or investigation, and partners, directors, agents, employees, attorneys, accountants, auditors and controlling persons (if any), as the case may be, of Holder and any such affiliate, and shall be binding upon and inure to the benefit of any successors of the Company, Holder and any such affiliate and any such person.

     n. Transfer Agent. The Company covenants and agrees that, in the event that the Company's agency relationship with the transfer agent should be terminated for any reason prior to the Maturity Date (as defined in the Debenture Agreement), the Company shall immediately appoint a new transfer agent. and shall require that the new transfer agent execute and agree to be bound by the terms of the Irrevocable Transfer Agent Instructions (as defined herein). The Company shall be up to date with all payments to the transfer agent. , and continue to pay transfer agent as outlined in the Irrevocable Transfer Agent Agreement.

5.     OPINION  LETTER/BOARD  RESOLUTION
       ---------------------------------

Prior to or on the Closing Date the Company shall deliver to the Holder an opinion letter signed by counsel for the Company in the form attached hereto as Exhibit D.

Prior to or on the Closing Date the Company shall deliver to the Holder a signed Board Resolution authorizing this Offering, which shall be attached hereto as Exhibit E.

     a.  144  Opinions

     If the Company's counsel fails to provide a Rule 144 opinion letter in a timely manner, then the Company shall: (a) pay the Investor's counsel to write said Rule 144 opinion letter; and (b) instruct the designated transfer agent to accept same Rule 144 Opinion letter.


6.     DELIVERY  INSTRUCTIONS;  FEES
       -----------------------------

     The Debentures being purchased hereunder shall be delivered to Dutchess Private Equities Fund, L.P., II, on the Closing Date at which time funds will be wired to the Company and the Debentures will be delivered to the Holder, per the Holder's instructions.

7.     UNDERSTANDINGS.
       --------------

     The undersigned understands, acknowledges and agrees with the Company as follows:

FOR  ALL  SUBSCRIBERS:

     a. This Subscription may be rejected, in whole or in part, by the Company in its sole and absolute discretion at any time before the date set for Closing unless the Company has given notice of acceptance of the undersigned's subscription by signing this Subscription Agreement and delivering it to Holder.

     b. No U.S. federal or state agency or any agency of any other jurisdiction has made any finding or determination as to the fairness of the terms of the Offering for investment nor any recommendation or endorsement of the Debentures or the Company.

     c. The representations, warranties and agreements of the undersigned and the Company contained herein shall be true and correct in all material respects on and as of the date of the sale of the Debentures as if made on and as of such date and shall survive the execution and delivery of this Subscription Agreement and the purchase of the Debentures.

     d. In making an investment decision, Holders must rely on their own examination of the Company and the terms of the Offering, including the merits and risks involved. The shares have not been recommended by any federal or state securities commission or regulatory authority. Furthermore, the foregoing authorities have not confirmed the accuracy or determined the adequacy of this document. Any representation to the contrary is a criminal offense.

     e.     The Offering is intended to be exempt from registration by virtue of
Section 4(2) of the 1933 Act and the provisions of Regulation D thereunder, which is in part dependent upon the truth, completeness and accuracy of the statements made by the undersigned herein and in the Questionnaire.

     f. It is understood that in order not to jeopardize the Offering's exempt status under Section 4(2) of the 1933 Act and Regulation D, any Holder may, at a minimum, be required to fulfill the investor suitability requirements thereunder.

     g. The shares may not be resold except as permitted under the securities act and applicable state securities laws, pursuant to registration or exemption therefrom. Holder should be aware that they will be required to bear the financial risks of this investment for an indefinite period of time.

8.     DISPUTES  SUBJECT  TO  ARBITRATION  GOVERNED  BY  MASSACHUSETTS  LAW
       --------------------------------------------------------------------

     a. All disputes arising under this agreement shall be governed by and interpreted in accordance with the laws of the Commonwealth of Massachusetts, without regard to principles of conflict of laws. The parties to this agreement will submit all disputes arising under this agreement to arbitration in Boston, Massachusetts before a single arbitrator of the American Arbitration Association ("AAA"). The arbitrator shall be selected by application of the rules of the AAA, or by mutual agreement of the parties, except that such arbitrator shall be an attorney admitted to practice law in the Commonwealth of Massachusetts. No party to this agreement will challenge the jurisdiction or venue provisions as provided in this section.

9.     MISCELLANEOUS.
       -------------

     a. Any notices, consents, waivers or other communications required or permitted to be given under the terms of this Subscription Agreement must be in writing and will be deemed to have been delivered (i) upon receipt, when delivered personally; (ii) upon receipt, when sent by facsimile (provided a confirmation of transmission is mechanically or electronically generated and kept on file by the sending party); or (iii) one (1) day after deposit with a nationally recognized overnight delivery service, in each case properly addressed to the party to receive the same. The addresses and facsimile numbers for such communications shall be:

If  to  the  Company:


Hyderdynamics  Corporation
9700  Bissonnet
Suite  1700
Houston,  TX  77036
Telephone:  713-353-9400
Facsimile:  713-353-9421

If  to  the  Holder:

     At  the  address  listed  in  the  Questionnaire.

     Each party shall provide five (5) business days prior notice to the other party of any change in address, phone number or facsimile number.

     b. All pronouns and any variations thereof used herein shall be deemed to refer to the masculine, feminine, impersonal, singular or plural, as the identity of the person or persons may require.

     c. Neither this Subscription Agreement nor any provision hereof shall be waived, modified, changed, discharged, terminated, revoked or canceled, except by an instrument in writing signed by the party effecting the same against whom any change, discharge or termination is sought.

     d. Notices required or permitted to be given hereunder shall be in writing and shall be deemed to be sufficiently given when personally delivered or sent by facsimile transmission: (i) if to the Company, at it's executive offices or (ii) if to the Holder, at the address for correspondence set forth in the Questionnaire, or at such other address as may have been specified by written notice given in accordance with this paragraph.

     e. This Subscription Agreement shall be enforced, governed and construed in all respects in accordance with the laws of the Commonwealth of Massachusetts, as such laws are applied by Massachusetts courts to agreements entered into, and to be performed in, Massachusetts by and between residents of Massachusetts, and shall be binding upon the undersigned, the undersigned's heirs, estate and legal representatives and shall inure to the benefit of the Company and its successors. If any provision of this Subscription Agreement is invalid or unenforceable under any applicable statue or rule of law, then such provisions shall be deemed inoperative to the extent that it may conflict therewith and shall be deemed modified to conform with such statute or rule of law. Any provision hereof that may prove invalid or unenforceable under any law shall not affect the validity or enforceability of any other provision hereof.

     f.     This  Agreement  shall  not  be  assignable.

     g. This Subscription Agreement, together with Exhibits A, B, C, D and E attached hereto and made a part hereof, constitute the entire agreement between the parties hereto with respect to the subject matter hereof and may be amended only by a writing executed by both parties hereto.

     h. This Subscription Agreement may be executed in two or more counterparts, all of which taken together shall constitute one instrument. Execution and delivery of this Subscription Agreement by exchange of facsimile copies bearing the facsimile signature of a party shall constitute a valid and binding execution and delivery of this Subscription Agreement by such party. Such facsimile copies shall constitute enforceable original documents.


10.  Transfer  Agent  Instructions

     The Company shall issue the Irrevocable Transfer Agent Instructions to its transfer agent irrevocably appointing Dutchess Capital Management, LLC and its managing members ("DCM"), as its agent for purpose of having certificates issued, registered in the name of the Holder or its respective nominee(s), for the issuance of Shares representing such amounts from the respective for conversions or warrants, as specified from time to time by the Holder to the Company upon the Conversion Date (as defined in the Debenture Agreement), and for any and all Liquidated Damages, if any (as this term is defined in the Debenture Registration Rights Agreement). DCM shall be paid a cash fee of Fifty Dollars ($50) for every occasion they act pursuant to the Irrevocable Transfer Agent Instructions. The Company shall not change its transfer agent without the express written consent of the Holder, which may be withheld by the Holder in its sole discretion. The Company warrants that no instruction other than the Irrevocable Transfer Agent Instructions referred to in this Section 10, will be given by the Company to its transfer agent and that the issuance of Shares shall otherwise be freely transferable on the books and records of the Company as and to the extent provided in this Agreement and the Debenture Registration Rights Agreement. Nothing in this Section 10 shall affect in any way the Holder's obligations and agreement to comply with all applicable securities laws upon resale of Shares. If the Holder provides the Company with an opinion of counsel, in form, scope and substance customary for opinions of counsel in comparable transactions to the effect that registration of a resale by the Holder of any of the Conversion Shares is not required under the 1933 Act, the Company shall within two (2) business days instruct its transfer agent to issue one or more certificates in such name and in such denominations as specified by the Holder. The Company acknowledges that a breach by it of its obligations hereunder will cause irreparable harm to the Holder by vitiating the intent and purpose of the transaction contemplated hereby. Accordingly, the Company acknowledges that the remedy at law for a breach of its obligations under this Section 10 will be inadequate and agrees, in the event of a breach or threatened breach by the Company of the provisions of this Section 10, that the Holder shall be entitled, in addition to all other available remedies, to an injunction restraining any breach and requiring immediate issuance and transfer, without the necessity of showing economic loss and without any bond or other security being required.

11.  Waiver:

The Holder's delay or failure at any time or times hereafter to require strict performance by Company of any undertakings, agreements or covenants shall not waiver, affect, or diminish any right of the Holder under this Agreement to demand strict compliance and performance herewith. Any waiver by the Holder of any Event of Default shall not waive or affect any other Event of Default, whether such Event of Default is prior or subsequent thereto and whether of the same or a different type. None of the undertakings, agreements and covenants of the Company contained in this Agreement, and no Event of Default, shall be deemed to have been waived by the Holder, nor may this Agreement be amended, changed or modified, unless such waiver, amendment, change or modification is evidenced by an instrument in writing specifying such waiver, amendment, change or modification and signed by the Holder.

12.  Waiver  of  Jury  Trial.

AS A MATERIAL INDUCEMENT FOR EACH PARTY HERETO TO ENTER INTO THIS WARRANT, THE PARTIES HERETO HEREBY WAIVE ANY RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING RELATED IN ANY WAY TO THIS WARRANT AND/OR ANY AND ALL OF THE OTHER DOCUMENTS ASSOCIATED WITH THIS TRANSACTION.


          [BALANCE  OF  PAGE  INTENTIONALLY  LEFT  BLANK)

Hyperdynamics  Corp.
--------------------

QUESTIONNAIRE

     The information contained in this Questionnaire is being furnished in order to determine whether the undersigned's subscription to purchase the Debentures described in the Subscription Agreement may be accepted.

     ALL  INFORMATION  CONTAINED  IN  THIS  QUESTIONNAIRE  WILL  BE  TREATED
CONFIDENTIALLY. The undersigned understands, however, that the Company may present this Questionnaire to such parties as it deems appropriate if called upon to establish that the proposed offer and sale of the Securities is exempt from registration under the 1933 Act, as amended. Further, the undersigned understands that the offering is required to be reported to the Securities and Exchange Commission, NASDAQ and to various state securities and "blue sky" regulators.

     IN ADDITION TO SIGNING THE SIGNATURE PAGE, IF REQUESTED BY THE COMPANY, THE UNDERSIGNED MUST COMPLETE FORM W-9.

I.     PLEASE  CHECK  EACH  OF  THE  STATEMENTS  BELOW  THAT  APPLIES.

          1.     The  undersigned: (a) has total assets in excess of $5,000,000;
(b) was not formed for the specific purpose of acquiring the securities and (c) has its principal place of business in ___________.

     2. The undersigned is a natural person whose individual net worth* or joint net worth with his or her spouse exceeds $1,000,000.

     3. The undersigned is a natural person who had an individual income* in excess of $200,000 in each of the two most recent years and who reasonably expects an individual income in excess of $200,000 in the current year. Such income is solely that of the undersigned and excludes the income of the undersigned's spouse.

     4. The undersigned is a natural person who, together with his or her spouse, has had a joint income* in excess of $300,000 in each of the two most recent years and who reasonably expects a joint income in excess of $300,000 in the current year.

* For purposes of this Questionnaire, the term "net worth" means the excess of total assets over total liabilities. In determining "income", an investor should add to his or her adjusted gross income any amounts attributable to tax-exempt income received, losses claimed as a limited partner in any limited partnership, deductions claimed for depletion, contributions to IRA or Keogh retirement plan, alimony payments and any amount by which income from long-term capital gains has been reduced in arriving at adjusted gross income.


          5.     The  undersigned  is:

     (a)     a  bank  as  defined  in  Section  3(a)(2)  of  the  1933  Act;  or

     (b)     a  savings  and loan association or other institution as defined in
Section 3(a)(5)(A) of the 1933 Act whether acting in its individual or fiduciary capacity; or

     (c)     a  broker  or  dealer registered pursuant to Section 15 of the 1934
Act;  or

     (d)     an  insurance  company as defined in Section 2(13) of the 1933 Act;
or

     (e) An investment company registered under the Investment Company Act of 1940 or a business development company as defined in Section 2(a)(48) of the Investment Company Act of 1940; or

     (f) a small business investment company licensed by the U.S. Small Business Administration under Section 301 (c) or (d) of the Small Business Investment Act of 1958; or

X     6.     The  undersigned is an entity in which all of the equity owners are accredited  investors.

II.     HOLDER  INFORMATION.

     Name  of  Entity  ___Dutchess  Private  Equities  Fund,  II,  L.P._
                          ----------------------------------------------

Person's  Name  Douglas  Leighton  Title:_Managing  Member
                -----------------         ----------------

     State  of  Organization  ____Delaware___________________
                              ------------

     Principal  Business  Address  ___312  Stuart  St,  Third  Floor__
                                      ------------------------------

     City,  State,  Zip  Code  ______Boston,  MA  02116__________
                                     ------------------

     Taxpayer  Identification  Number  _____________________

-     Phone  __617-960-3570________  Fax  ___617-249-0947___
               ------------               ---------------

     Send  Correspondence  to:
          _______________________________________________
     _______________________________________________
     _______________________________________________

Hyperdynamics  Corp.
--------------------
SIGNATURE  PAGE
---------------

     Your signature on this Signature Page evidences your agreement to be bound by the Questionnaire, Subscription Agreement and Debenture Registration Rights Agreement.

     1. The undersigned hereby represents that (a) the information contained in the Questionnaire is complete and accurate and (b) the undersigned will notify Company immediately if any material change in any of the information
      ---------
occurs prior to the acceptance of the undersigned's subscription and will promptly send Companywritten confirmation of such change.
                -------

     2. The undersigned signatory hereby certifies that he/she has read and understands the Subscription Agreement and Questionnaire, and the representations made by the undersigned in the Subscription Agreement and Questionnaire are true and accurate.



           $1,500,000                         August  12,  2005
______________________________          ________________________
Amount  of  Debentures  being  purchased                    Date


     By:  /s/Douglas Leighton
                     (Signature)

Name:     Douglas  Leighton
----------------------------------------------
       (Please  Type  or  Print)

Title:  Managing  Member,
Dutchess  Capital  Management,  LLC;
General  Partner  to:
Dutchess  Private  Equities  Fund  II,  LP
----------------------------------------------
       (Please  Type  or  Print)

COMPANY  ACCEPTANCE  PAGE
-------------------------

This Subscription Agreement accepted and agreed to this 12th day of August, 2005.

By  Hyperdynamics  Corp.  and  duly authorized to sign on behalf of the Company:
------------------------

By:  /s/Kent Watts
     -----------------
     Kent  Watts,  CEO

LIST  OF  EXHIBITS
-----------------

EXHIBIT  A               Notice  of  Conversion
EXHIBIT  B               Debenture  Registration  Rights  Agreement
EXHIBIT  C               Debenture  Agreement
EXHIBIT  D               Opinion  of  Company's  Counsel
EXHIBIT  E               Board  Resolution

LIST  OF  SCHEDULES
-----------------

Schedule  3(a)     Subsidiaries
Schedule  3(c)     Capitalization
Schedule  3(e)     Conflicts
Schedule  3(g)     Material  Changes
Schedule  3(h)     Litigation
Schedule  3(l)     Intellectual  Property
Schedule  3(n)     Liens
Schedule  3(t)     Certain  Transactions

                                    Exhibit A

                              NOTICE OF CONVERSION
                              --------------------

(To  be  Executed  by  the  Registered  Owner  in  order  to  Convert Debenture)

     The undersigned hereby irrevocably elects, as of ________________, to convert $________________ of its convertible debenture (the "Debenture") into Common Stock of Hyperdynamics Corp. (the "Company") according to the conditions set forth in the Debenture issued by the Company.

Date  of  Conversion________________________________________________


Applicable  Conversion  Price________________________________________


Number  of  Debentures  Issuable  upon  this  Conversion_______________________


Name(Print)_  Dutchess  Private  Equities  Fund,  II,     LP_____
           ------------------------------------------     -------

Address______________312  Stuart  St,  3rd  Floor____________________________
                     --------------------------------------------------------


Phone_____617-960-3570_____________  Fax________617-249-0947___________
          ------------                          ------------





                    By:_______________________________________

                     EXHIBIT D OPINION OF COMPANY'S COUNSEL
                     --------------------------------------

Holders  of  [Company]  [Describe  Securities]          _______________,  2005


Re:     Hyperdynamics  Corp.
        --------------------
Ladies  and  Gentlemen:

     As counsel to Hyperdynamics Corp. (the "Company"), we are familiar with its
                   -------------------
Articles of Incorporation and Bylaws and with the corporate proceedings taken by it in connection with the proposed issuance and sale of convertible debentures (the "Securities") pursuant to the related Subscription Agreement (including all Exhibits and Appendices thereto) (collectively the "Agreements").

     We have been furnished with copies, certified or otherwise identified to our satisfaction, of the Agreements, and have examined such other documents, agreements and records as we deemed necessary to render the opinions set forth below.

     In conducting our examination, we have assumed the following: (i) that each of the Agreements has been executed by each of the parties thereto in the same form as the forms which we have examined, (ii) the genuineness of all signatures, the legal capacity of natural persons, the authenticity and accuracy of all documents submitted to us as originals, and the conformity to originals of all documents submitted to us as copies, (iii) that each of the Agreements has been duly and validly authorized, executed and delivered by the party or parties thereto other than the Company, and (iv) that each of the Agreements constitutes the valid and binding agreement of the party or parties thereto other than the Company, enforceable against such party or parties in accordance with the Agreements' terms.

     Based  upon  the  subject  to  the  foregoing,  we are of the opinion that:

     1. The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Delaware, and has all requisite corporate power and authority to own its properties and conduct its business.

     2. The authorized capital stock of the Company consists of -_______ shares of Common Stock, .001 par value per share, ("Common Stock").

     3. The Common Stock is registered pursuant to Section 12(b) or Section 12(g) of the Securities Exchange Act of 1934, as amended and the Company has timely filed all the material required to be filed pursuant to Sections 13(a) or 15(d) of such Act for a period of at least twelve months preceding the date hereof;

     4. When duly countersigned by the Company's transfer agent and registrar, and delivered to you or upon your order against payment of the agreed consideration therefor in accordance with the provisions of the Agreements, the Securities [and any Common Stock to be issued upon the conversion of the Securities] as described in the Agreements represented thereby will be duly authorized and validly issued, fully paid and nonassessable;

     5 The Company has the requisite corporate power and authority to enter into the Subscription Agreement and to sell and deliver the Securities and the Common Stock to be issued upon the conversion of the Securities as described in the Agreements; each of the Agreements has been duly and validly authorized by all necessary corporate action by the Company to our knowledge, no approval of any governmental or other body is required for the execution and delivery of each of the Agreements by the Company or the consummation of the transactions contemplated thereby; each of the Agreements has been duly and validly executed and delivered by and on behalf of the Company, and is a valid and binding agreement of the Company, enforceable in accordance with its terms, except as enforceability may be limited by general equitable principles, bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or other laws affecting creditors rights generally, and except as to compliance with federal, state, and foreign securities laws, as to which no opinion is expressed;

     6. To the best of our knowledge, after due inquiry, the execution, delivery and performance of the Subscription Agreement and Securities by the Company and the performance of its obligations thereunder do not and will not constitute a breach or violation of any of the terms and provisions of, or constitute a default under or conflict with or violate any provision of (i) the Company's Certificate of Incorporation or By-Laws, (ii) any indenture, mortgage, deed of trust, agreement or other instrument to which the Company is party or by which it or any of its property is bound, (iii) any applicable statute or regulation or as other, (iv) or any judgment, decree or order of any court or governmental body having jurisdiction over the Company or any of its property.

     7. To the best of our knowledge, after due inquiry, there is no pending or threatened litigation, investigation or other proceedings against the Company [except as described in Exhibit A hereto].

     8. The Company complies with the eligibility requirements for the use of Form SB-2, under the Securities Act of 1933, as amended.

     This opinion is rendered only with regard to the matters set out in the numbered paragraphs above. No other opinions are intended nor should they be inferred. This opinion is based solely upon the laws of the United States and the Commonwealth of Massachusetts and does not include an interpretation or statement concerning the laws of any other state or jurisdiction. Insofar as the enforceability of the Subscription Agreement and Securities may be governed by the laws of other states, we have assumed that such laws are identical in all respects to the laws of the Commonwealth of Massachusetts.

     The opinions expressed herein are given to you solely for your use in connection with the transaction contemplated by the Subscription Agreement and Securities and may not be relied upon by any other person or entity or for any other purpose without our prior consent.

                                   Very  truly  yours,

                                  By:     _____________________

EXHIBIT  E  BOARD  RESOLUTIONS

          RESOLUTIONS OF THE BOARD OF DIRECTORS OF HYPERDYANMICS CORP.
                            EFFECTIVE AUGUST 12, 2005

The undersigned Directors of Hyperdynamics Corp., Inc. (the "Company") takes the following actions by consent with a meeting.

IT  HAS  BEEN  RESOLVED:

The officers of the Company are instructed to take all actions necessary to execute, deliver, and perform the steps required of the Company in connection with registration of shares pursuant to the Debenture Agreement, Warrant Agreement and Subscription Agreement of even date. All shares have been fully paid and should be issued without restrictive legend, or if the shares have been not registered for sale under the Securities Act of 1933, as amended, then the certificates shall be marked with proper legend.

FURTHER,  IT  HAS  BEEN  RESOLVED:

That each member of the Board jointly and individual hereby agree not to issue a stop transfer order on any of the shares defined herein, if the to Dutchess Private Equities Fund, II, LP. ("Dutchess")

FURTHER,  IT  HAS  BEEN  FURTHER  RESOLVED:

The officers do hereby consent to the appointment of Douglas Leighton of Dutchess Capital Management, LLC to issue shares pursuant to the shares due to the Holder as outlined in the Irrevocable Transfer Agent Agreement solely for the benefit of Dutchess.

FURTHER,  IT  HAS  BEEN  RESOLVED:

That the board has given the requisite authority for the Company to enter into the Subscription Agreement, Warrant Agreement, Security Agreement, Debenture Agreement, Debenture Registration Rights Agreement, Stock Transfer Agent Agreement, Investment Agreement and Equity Line Registration Rights Agreement (collectively, the "Transaction Documents") with Dutchess Private Equities Fund, II, LP ("Dutchess") dated August 12, 2005

FURTHER,  IT  HAS  BEEN  RESOLVED:

That in the event counsel for the Company is unable to write an opinion regarding the issuance of Shares for any of the Transactions Documents, where required, that the Transfer Agent shall accept the opinion of the Holder's counsel.

FURTHER,  IT  HAS  BEEN  RESOLVED:

That the board shall issue up to 500,000 shares of Common Stock pursuant to the Warrant Agreement between the Company and Dutchess; and, up to the amount of shares registered for resale in the SB-2 filed for Dutchess' underlying Debentures.

This  resolution  is  signed by the Board, to be effective as of August 12, 2005

Date:     August  12,  2005

        /s/ Kent Watts
        -------------------------------
By:     Kent  Watts,  CEO  &  Chairman

     /s/ Albert  F.  Young
     -----------------------------
By:  Albert  F.  Young    Director

/s/ Harry  J.  Briers
----------------------------
Harry  J.  Briers   Director


/s/ Harold  A.  Poling
----------------------------
Harold  A.  Poling  Director

SCHEDULE  3(a)  SUBSIDIARIES

     None.

SCHEDULE  3(c)  CAPITALIZATION

SCHEDULE  3(e)  CONFLICTS

SCHEDULE  3(g)  MATERIAL  CHANGES

NONE

SCHEDULE  3(h)  LITIGATION

          none,  except  as  disclosed  in  the  company's  sec  filings.

SCHEDULE  3(l)  INTELLECTUAL  PROPERTY

                    NONE

SCHEDULE  3(n)  LIENS

SCHEDULE  3(t)  CERTAIN  TRANSACTIONS